MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS October 31, 1999             New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy, led by consumer demand, continued to experience robust growth this year. The fixed-income markets anticipated that the Federal Reserve Board would remove the liquidity it provided during last year's international economic crises. The Fed changed monetary policy and raised the federal-funds rate 50 basis points, to 5.25 percent during the summer. By October long-term interest rates had risen to levels last seen two years ago. Subsequently, the Fed raised the federal-funds rate an additional 25 basis points, to 5.50 percent in November.

MUNICIPAL MARKET CONDITIONS

Long-term insured municipal index yields began 1999 near a record low of 5.05 percent. By the end of October, municipal index yields had increased 100 basis points to 6.05 percent. Since bond prices move inversely to changes in interest rates, these higher yields resulted in significantly lower bond prices. The increase in yields translated into a 13 percent price decline for a generic insured municipal bond with a 30-year maturity.

The municipal market outperformed U.S. Treasury bonds early in the year but gradually gave ground. The ratio of long-term insured municipal index yields to benchmark 30-year Treasury yields is a measure of relative performance. The ratio declined from 99 percent at the end of 1998 to 91 percent in May before rising to 98 percent by the end of October. A declining ratio means that municipals have outperformed Treasuries. Over the past five years the ratio has ranged from a high of 99 percent, to a low of 82 percent.

Higher interest rates led to a reduction in municipal market underwriting this year. New issue volume declined 20 percent in the first ten months of 1999. Refunding activity, the most interest rate sensitive component of supply, was down 50 percent.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

                       30-YEAR BOND YIELDS 1994 - 1999

          Insured                         U.S.                  Insured Municipal Yields as a
       Municipal Yields            Treasury Yields             Percent of U.S. Treasury Yields
1994        5.4%                         6.34%                              85.17%
            5.4                          6.24                               86.54
            5.8                          6.66                               87.09
            6.4                          7.09                               90.27
            6.35                         7.32                               86.75
            6.25                         7.43                               84.12
            6.5                          7.61                               85.41
            6.25                         7.39                               84.57
            6.3                          7.45                               84.56
            6.55                         7.81                               83.87
            6.75                         7.96                               84.8
            7                            8.00                               87.5
            6.75                         7.88                               85.66
1995        6.4                          7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.2                          7.34                               84.47
            5.8                          6.66                               87.09
            6.1                          6.62                               92.15
            6.1                          6.86                               88.92
            6                            6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.5                          6.14                               89.58
            5.35                         5.94                               90.07
1996        5.4                          6.03                               89.55
            5.6                          6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.9                          6.89                               85.63
            5.85                         6.97                               83.93
            5.9                          7.11                               82.98
            5.7                          6.93                               82.25
            5.65                         6.64                               85.09
            5.5                          6.35                               86.61
            5.6                          6.63                               84.46
1997        5.7                          6.79                               83.95
            5.65                         6.80                               83.09
            5.9                          7.10                               83.1
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.6                          6.78                               82.6
            5.3                          6.30                               84.13
            5.5                          6.61                               83.21
            5.4                          6.40                               84.38
            5.35                         6.15                               86.99
            5.3                          6.05                               87.6
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.2                          5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.2                          5.80                               89.66
            5.2                          5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.90

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.


PERFORMANCE

In this interest rate environment, the net asset value (NAV) of Morgan Stanley Dean Witter California Quality Municipal Securities (IQC) declined from $14.67 to $12.89 per share for the fiscal year ended October 31, 1999. Based on this change plus reinvestment of tax-free dividends totaling $0.75 per share, the Trust's total NAV return was -7.14 percent. IQC's value on the New York Stock Exchange (NYSE) fell from $14.1875 to $12.1875 per share during the same period. Based on this change plus reinvestment of tax-free dividends, IQC's total market return was -9.28 percent. On October 31, 1999, IQC's NYSE market price represented a 5.45 percent discount to its NAV.

Monthly dividends for the fourth quarter of 1999 were declared in September. Beginning with the October payment, the dividend was increased from $0.0625 to $0.065 per share. The new dividend rate reflects the Trust's estimated earnings over the next 6 -12 months and its $0.119 per share cushion of undistributed net investment income on October 31, 1999.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 10 long-term sectors and 40 credits. At the end of October, the portfolio's average maturity was 20 years. Average duration, a measure of sensitivity to interest rate changes, was 11 years. The accompanying charts provide current information on the portfolios credit quality and sector distribution. Optional call provisions by year with their respective cost (book) yields are also charted.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.06 per share to common share earnings. Weekly ARPS yields ranged between 2.00 and 4.75 percent. In comparison, the yield on 1-year municipal notes increased from 3.04 percent at the end of 1998, to 3.77 percent at the end of October 1999. The Trust's three ARPS series totaling $55 million represented 28 percent of net assets.

LOOKING AHEAD

The Federal Reserve Board raised interest rates twice in the summer and again in November. This confirmed its previously disclosed bias of becoming less accommodative in the face of continued strong domestic economic growth. Depending on the impact of tight labor markets and higher commodity prices on inflation, the central bank may raise short-term interest rates further. However, we believe municipal bonds continue to offer long-term investors good value especially in relationship to Treasuries.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal year ended October 31, 1999 the Trust purchased and retired 67,900 shares of common stock at a weighted average market discount of 6.19 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

LARGEST SECTORS as of October  31, 1999
(% of Net Assets)

WATER & SEWER                                                     29%
PUBLIC FACILITIES                                                 13%
EDUCATION                                                         13%
ELECTRIC                                                          10%
TRANSPORTATION                                                     8%
TAX ALLOCATION                                                     8%
HOSPITAL                                                           8%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

CREDIT RATINGS as of October 31, 1999
(% of Total Long-Term Portfolio)

Aaa or AAA                                                        43%
Aa or AA                                                          40%
A or A                                                            14%
Baa or BBB                                                         3%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR
STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

                     CALL AND COST (BOOK) YIELD STRUCTURE
                               October 31, 1999

WEIGHTED AVERAGE
CALL PROTECTION: 4 YEARS

Years Bonds Callable             Percent Callable*
        1999                             0%
        2000                             0%
        2001                             0%
        2002                             7%
        2003                            66%
        2004                            17%
        2005                             0%
        2006                             1%
        2007                             3%
        2008                             4%
        2009                             1%
        2010+                            1%




WEIGHTED AVERAGE
BOOK YIELD: 5.5%

                                  Cost (Book) Yield**
        1999                                0%
        2000                                0%
        2001                                0%
        2002                              5.2%
        2003                              5.5%
        2004                              5.4%
        2005                                0%
        2006                              5.7%
        2007                              5.4%
        2008                              5.2%
        2009                              5.0%
        2010+                             5.4%


 * % Based on Long-Term Portfolio.
** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Trust operating expenses. For example, the Trust earned a book yield of 5.2% on 7% of the long-term portfolio that is callable in 2002.
   Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 22, 1999, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Wayne E. Hedien
    For.....................................................  9,297,497
    Withheld................................................    199,216

    John L. Schroeder
    For.....................................................  9,297,451
    Withheld................................................    199,262

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Dr. Manuel H. Johnson
    For.....................................................        818
    Withheld................................................          0

The following Trustees were not standing for reelection at this meeting: Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell.

(3) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
ACCOUNTANTS:

For.........................................................  9,304,202
Against.....................................................     33,242
Abstain.....................................................    159,269

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 1999

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.7%)
            General Obligation (0.7%)
$  1,375    California, Various Purpose Dtd 04/01/93....................   5.90%   04/01/23    $ 1,361,154
--------                                                                                       -----------

            Educational Facilities Revenue (12.7%)
            California Educational Facilities Authority,
   6,000     Carnegie Institute of Washington 1993 Ser A................   5.60    10/01/23      5,724,720
   1,500     Culinary Institute of America Ser 1993 (Connie Lee)........   5.30    10/01/23      1,349,580
   2,500     Pepperdine University 1993 Ser A (MBIA)....................   5.50    06/01/19      2,393,000
   8,000    California Public Works Board, University of California Ser
             1993 B.....................................................   5.50    06/01/14      7,912,640
            University of California,
   5,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......   5.50    11/01/14      4,793,050
   3,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......   5.60    11/01/20      2,830,440
--------                                                                                       -----------
  26,000                                                                                        25,003,430
--------                                                                                       -----------

            Electric Revenue (9.9%)
            Los Angeles Department of Water & Power,
   3,000     Issue of 1992..............................................   6.375   02/01/20      3,110,970
   5,000     Issue of 1993 (Secondary AMBAC)............................   5.375   09/01/23      4,623,850
   8,000    Northern California Transmission Agency, California - Oregon
             Transmission Refg Ser 1993 A (MBIA)........................   5.25    05/01/20      7,306,320
   5,000    Southern California Public Power Authority, Mead - Phoenix
--------     1994 Ser A (AMBAC).........................................   4.875   07/01/20      4,327,650
                                                                                               -----------
  21,000                                                                                        19,368,790
--------                                                                                       -----------

            Hospital Revenue (7.9%)
   3,000    Alameda County, Alameda County Medical Center, Ser 1998
             (MBIA).....................................................   5.00    06/01/23      2,613,600
   4,000    Anaheim, Anaheim Memorial Hospital Association COPs
             (AMBAC)....................................................   5.00    05/15/13      3,777,800
            California Health Facilities Financing Authority,
   3,000     Cedars Sinai Medical Center Ser 1997 A (MBIA)..............   5.25    08/01/27      2,671,500
   5,000     Kaiser Permanente Ser 1985.................................   5.55    08/15/25      4,466,150
   2,000    California Statewide Communities Development Authority,
--------     Children's Hospital of Los Angeles Ser 1993 COPs (MBIA)....   6.00    06/01/13      2,094,720
                                                                                               -----------
  17,000                                                                                        15,623,770
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (4.0%)
   8,000    California Pollution Control Financing Authority, Pacific
--------     Gas & Electric Co 1993 Ser B (AMT).........................   5.85    12/01/23      7,788,080
                                                                                               -----------

            Mortgage Revenue - Single Family (4.2%)
   8,305    California Housing Finance Agency, Home 1993 Ser B..........   5.65    08/01/14      8,206,087
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (13.1%)
$  7,000    California Public Works Board, Corrections 1993 Ser D.......   5.375%  06/01/12    $ 6,933,430
   2,000    California Statewide Communities Development Authority, The
             J Paul Getty Trust COPs....................................   5.00    10/01/23      1,722,660
   4,000    Irvine Unified School District - Community Facilities
             District #86-1, Special Tax Ser 1998 (AMBAC)...............   5.00    11/01/19      3,563,240
   6,000    Los Angeles Convention & Exhibition Center Authority, 1993
             Refg Ser A (MBIA)..........................................   5.125   08/15/13      5,789,580
   5,000    Los Angeles County Public Works Financing Authority, Proj IV
             (MBIA).....................................................   5.25    12/01/16      4,719,600
   3,000    Redding Joint Powers Financing Authority, 1993 Ser A........   5.50    01/01/13      2,941,950
--------                                                                                       -----------
  27,000                                                                                        25,670,460
--------                                                                                       -----------

            Tax Allocation Revenue (8.3%)
   6,870    Garden Grove Community Development Agency, Refg Issue of
             1993.......................................................   5.875   10/01/23      6,430,870
   7,000    Rosemead Redevelopment Agency, Proj # 1 Ser 1993 A..........   5.60    10/01/33      6,444,480
   4,000    San Jose Redevelopment Agency, Merged Area Ser 1993
             (MBIA).....................................................   5.00    08/01/20      3,528,400
--------                                                                                       -----------
  17,870                                                                                        16,403,750
--------                                                                                       -----------

            Transportation Facilities Revenue (8.4%)
   2,000    Alameda Corridor Transportation Authority, Sr Lien Ser 1999
             A (MBIA)...................................................   5.25    10/01/21      1,831,960
   5,000    Long Beach, Harbor Ser 1993 (AMT)...........................   5.00    05/15/10      4,856,300
   2,000    Los Angeles, Harbor Issue of 1996 Ser B (AMT) (MBIA)........   5.375   11/01/19      1,827,260
   7,000    Los Angeles County Metropolitan Transportation Authority,
             Sales Tax Refg Ser 1993-A (MBIA)...........................   5.625   07/01/18      6,814,150
   1,500    San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1998 (AMBAC)...............................................   4.75    07/01/23      1,254,525
--------                                                                                       -----------
  17,500                                                                                        16,584,195
--------                                                                                       -----------

            Water & Sewer Revenue (28.5%)
   8,000    California Department of Water Resources, Central Valley Ser
             L..........................................................   5.50    12/01/23      7,493,360
   7,000    Eastern Municipal Water District, Ser 1993 A COPs (FGIC)....   5.25    07/01/23      6,332,130
   6,000    Los Angeles, Wastewater Refg Ser 1993-D (FGIC)..............   5.20    11/01/21      5,434,080
   8,000    Los Angeles County Sanitation Districts Financing Authority,
             1993 Ser A.................................................   5.25    10/01/19      7,351,120
   3,000    Marin County Municipal Water District, Ser 1993.............   5.65    07/01/23      2,842,530
            Metropolitan Water District of Southern California,
   5,000     Issue of 1992..............................................   5.50    07/01/13      5,013,850
   3,000     Waterworks Ser C...........................................   5.25    07/01/15      2,879,070
   6,000    Moulton-Niguel Water District, 1993 COPs (AMBAC)............   5.30    09/01/23      5,469,120
   2,500    Rancho Water District Financing Authority, Refg Ser 1994
             (AMBAC)....................................................   5.00    08/15/14      2,350,250

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  4,000    Sacramento County Sanitation Districts Financing Authority,
             Ser 1993...................................................   5.00%   12/01/16    $ 3,639,600
   8,000    San Diego Public Facilities Authority, Sewer Ser 1993 A.....   5.25    05/15/20      7,183,520
--------                                                                                       -----------
  60,500                                                                                        55,988,630
--------                                                                                       -----------
 204,550    TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $201,675,707)......   191,998,346
--------                                                                                       -----------

            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (0.6%)
     600    California Pollution Control Financing Authority, Pacific
             Gas & Electric Co
             Ser 1996 F (Demand 11/01/99)...............................   3.55*   11/01/26        600,000
     500    Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1992
--------     (Demand 11/01/99)..........................................   3.55*   10/01/22        500,000
                                                                                               -----------
   1,100    TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS
--------    (Identified Cost $1,100,000)....................................................     1,100,000
                                                                                               -----------

$205,650    TOTAL INVESTMENTS (Identified Cost $202,775,707) (a)..................     98.3%   193,098,346
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................    1.7      3,362,826
                                                                                      -----    -----------

            NET ASSETS.............................................................   100.0%  $196,461,172
                                                                                      =====    ===========

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $68,919 and the aggregate gross unrealized depreciation is $9,746,280, resulting in net unrealized
            depreciation of $9,677,361.

Bond Insurance:
---------------
  AMBAC     AMBAC Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of AMBAC
            Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   MBIA     Municipal Bond Investors Assurance Corporation

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999
ASSETS:
Investments in securities, at value
 (identified cost $202,775,707).............................    $193,098,346
Cash........................................................          20,852
Interest receivable.........................................       3,512,283
Prepaid expenses and other assets...........................         103,629
                                                                ------------

    TOTAL ASSETS............................................     196,735,110
                                                                ------------

LIABILITIES:
Payable for:
    Dividends to preferred shareholders.....................          78,411
    Investment management fee...............................          71,028
    Shares of beneficial interest repurchased...............          15,876
Accrued expenses and other payables.........................         108,623
                                                                ------------

    TOTAL LIABILITIES.......................................         273,938
                                                                ------------

    NET ASSETS..............................................    $196,461,172
                                                                ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 1,100 shares
 outstanding)...............................................    $ 55,000,000
                                                                ------------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 10,973,913 shares outstanding)    157,155,601
Net unrealized depreciation.................................      (9,677,361)
Accumulated undistributed net investment income.............       1,300,851
Accumulated net realized loss...............................      (7,317,919)
                                                                ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............     141,461,172
                                                                ------------

    TOTAL NET ASSETS........................................    $196,461,172
                                                                ============

NET ASSET VALUE PER COMMON SHARE
 ($141,461,172 divided by 10,973,913 common shares
 outstanding)...............................................          $12.89
                                                                ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the year ended October 31, 1999
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 11,146,903
                                                              ------------

EXPENSES
Investment management fee...................................       742,061
Auction commission fees.....................................       173,219
Professional fees...........................................       112,375
Transfer agent fees and expenses............................        39,774
Shareholder reports and notices.............................        26,867
Auction agent fees..........................................        24,193
Registration fees...........................................        19,181
Trustees' fees and expenses.................................        19,018
Custodian fees..............................................         9,403
Other.......................................................        21,723
                                                              ------------

    TOTAL EXPENSES..........................................     1,187,814
Less: expense offset........................................        (9,316)
                                                              ------------

    NET EXPENSES............................................     1,178,498
                                                              ------------

    NET INVESTMENT INCOME...................................     9,968,405
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................       118,579
Net change in unrealized appreciation.......................   (19,564,913)
                                                              ------------

    NET LOSS................................................   (19,446,334)
                                                              ------------

NET DECREASE................................................  $ (9,477,929)
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                           ENDED              ENDED
                                                       OCTOBER 31, 1999   OCTOBER 31, 1998
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $ 9,968,405        $10,052,871
Net realized gain....................................        118,579            611,511
Net change in unrealized appreciation................    (19,564,913)         7,675,755
                                                         -----------        -----------

    NET INCREASE (DECREASE)..........................     (9,477,929)        18,340,137
                                                         -----------        -----------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred............................................     (1,863,338)        (1,917,382)
Common...............................................     (8,306,745)        (8,017,122)
                                                         -----------        -----------

    TOTAL DIVIDENDS..................................    (10,170,083)        (9,934,504)
                                                         -----------        -----------

Decrease from transactions in common shares of
 beneficial interest.................................       (841,902)        (1,444,960)
                                                         -----------        -----------

    NET INCREASE (DECREASE)..........................    (20,489,914)         6,960,673

NET ASSETS:
Beginning of period..................................    216,951,086        209,990,413
                                                         -----------        -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,300,851 and $1,502,529, respectively).........    $196,461,172       $216,951,086
                                                         ===========        ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1999 aggregated $5,252,510 and $5,878,410, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $2,300.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time or retirement. Benefits under this plan are based on years of service and compensation during the last

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES five years of service. Aggregate pension costs for the year ended October 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,712. At October 31, 1999, the Trust had an accrued pension liability of $35,873 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                   AMOUNT IN             RESET         RANGE OF
SERIES   SHARES*   THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------   -------   ----------   -----   --------   ----------------
  1        260      $13,000     3.64%   07/11/00    2.00% - 3.64%
  2        240       12,000     3.75    07/06/00    2.45  - 4.75
  3        600       30,000     3.55    11/02/99    3.15  - 4.20

---------------------

 *   As of October 31, 1999.
**   For the year ended October 31, 1999.

Subsequent to October 31, 1999 and up through December 3, 1999, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 3.45% to 3.75% in the aggregate amount of $176,674.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1997...................................  11,151,113   $111,511    $159,330,952
Treasury shares purchased and retired (weighted average
 discount 7.28%)*...........................................    (109,300)    (1,093)     (1,443,867)
                                                              ----------   --------    ------------
Balance, October 31, 1998...................................  11,041,813    110,418     157,887,085
Treasury shares purchased and retired (weighted average
 discount 6.19%)*...........................................     (67,900)      (679)       (841,223)
                                                              ----------   --------    ------------
Balance, October 31, 1999...................................  10,973,913   $109,739    $157,045,862
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1999, the Trust utilized approximately $118,000 of its net capital loss carryover. At October 31, 1999, the Trust had a net capital loss carryover of approximately $7,318,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

      AMOUNT IN THOUSANDS
-------------------------------
 2002     2003    2004    2005
------   ------   ----   ------
$5,005   $1,012   $113   $1,188
======   ======   ====   ======

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 28, 1999, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD             PAYABLE
PER SHARE        DATE               DATE
---------  ----------------   -----------------
 $0.065    November 5, 1999   November 19, 1999
 $0.065    December 3, 1999   December 17, 1999

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                               FOR THE YEAR ENDED OCTOBER 31*
                                                                   ------------------------------------------------------
                                                                     1999       1998       1997        1996        1995
-------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value beginning of period.........................        $ 14.67   $  13.90   $  13.08   $    12.70   $  10.62
                                                                    -------   --------   --------   ----------   --------
Income (loss) from investment operations:
 Net investment income......................................           0.90       0.91       0.91         0.89       0.88
 Net realized and unrealized gain (loss)....................          (1.77)      0.74       0.74         0.26       2.07
                                                                    -------   --------   --------   ----------   --------
Total income (loss) from investment operations..............          (0.87)      1.65       1.65         1.15       2.95
                                                                    -------   --------   --------   ----------   --------
Less dividends from:
 Net investment income......................................          (0.75)     (0.72)     (0.69)       (0.69)     (0.74)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................          (0.17)     (0.17)     (0.17)       (0.16)     (0.17)
                                                                    -------   --------   --------   ----------   --------
Total dividends.............................................          (0.92)     (0.89)     (0.86)       (0.85)     (0.91)
                                                                    -------   --------   --------   ----------   --------
Anti-dilutive effect of acquiring treasury shares...........           0.01       0.01       0.03         0.08       0.04
                                                                    -------   --------   --------   ----------   --------
Net asset value, end of period..............................        $ 12.89   $  14.67   $  13.90   $    13.08   $  12.70
                                                                    =======   ========   ========   ==========   ========
Market value, end of period.................................        $12.188   $ 14.188   $ 12.688   $    11.25   $ 10.875
                                                                    =======   ========   ========   ==========   ========
TOTAL RETURN+...............................................          (9.28)%    18.01%     19.60%       10.13%     19.73%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses..............................................           0.76%(1)   0.74%(1)   0.76%        0.78%(1)   0.84%(1)
Net investment income before preferred stock dividends......           6.35%      6.32%      6.82%        7.02%      7.57%
Preferred stock dividends...................................           1.19%      1.21%      1.26%        1.26%      1.48%
Net investment income available to common shareholders......           5.16%      5.11%      5.56%        5.76%      6.09%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $196,461   $216,951   $209,990     $204,531   $206,614
Asset coverage on preferred shares at end of period.........            357%       394%       382%         372%       376%
Portfolio turnover rate.....................................              3%         4%         6%          --          1%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter California Quality Municipal Securities (the "Trust") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 8, 1999
      --------------------------------------------------------------------

                      1999 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 1999 all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends excludable from gross income for Federal income tax purposes.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
CALIFORNIA
QUALITY
MUNICIPAL
SECURITIES

Annual Report
October 31, 1999